EXHIBIT 99.1

Upland Software, Inc. Adopts Tax Benefit Preservation Plan
for Net Operating Losses

May 3, 2023, 09:00 AM Eastern Standard Time

AUSTIN, Texas--(BUSINESS WIRE)--Upland Software, Inc. (“Upland”) (NASDAQ: UPLD) announced today that its Board of Directors (the “Board”) has adopted a tax benefit preservation plan (the “Plan”) designed to preserve the availability of its net operating loss carryforwards (“NOLs”) and other tax attributes under the Internal Revenue Code (the “Code”).

As of March 31, 2023, Upland had approximately $147 million of U.S. federal NOLs as well as other tax attributes that could be available in certain circumstances to reduce future U.S. corporate income tax liabilities. These NOLs are primarily attributable to the pre-acquisition operations of the entities acquired by Upland since its founding in 2010, including acquisition-related expenses. Upland’s ability to use these NOLs (as well as other tax attributes) would be substantially limited if Upland were to experience an “ownership change” within the meaning of Section 382 of the Code. In general, an ownership change would occur if stockholders that own (or are deemed to own) at least 5 percent or more of Upland’s stock increased their cumulative ownership in Upland by more than 50 percentage points over their lowest ownership percentage within a rolling three-year period. The Plan is intended to reduce the likelihood of such an ownership change by deterring any person or group from acquiring beneficial ownership of 4.9% or more of Upload’s outstanding common stock.

The Plan is similar to those adopted by numerous other public companies with significant NOLs. The Plan is not designed to prevent any action that the Board determines to be in the best interests of Upland and its stockholders, and will help to ensure that the Board remains in the best position to discharge its fiduciary duties.

As part of the Plan, the Board declared a dividend of one preferred stock purchase right, which are referred to as “rights,” for each outstanding share of Upland common stock. The dividend will be payable to holders of record as of the close of business on May 12, 2023. Any shares of Upland common stock issued after the record date will be issued together with the rights.

The rights will initially trade with Upland’s common stock and will generally become exercisable if a person or group, without the approval of the Board, acquires 4.9% or more of Upland’s outstanding common stock. Under the Plan, any person which currently owns 4.9% or more of Upland’s outstanding common stock may continue to own its shares of common stock but may not acquire any additional shares without triggering the Plan (except as otherwise specified in the Plan). If the rights become exercisable, all holders of rights (other than the triggering person) will be entitled to purchase Upland common stock at a 50% discount or Upland may exchange each right held by such holders for one share of Upland common stock. Rights held by the triggering person will become null and void and will not be exercisable.

The Board has established procedures by which it will consider requests by stockholders to exempt certain acquisitions of Upland common stock from the Plan if the Board determines that doing so would not limit or impair the availability of the tax benefits or is otherwise in the best interests of Upland.

The Plan took effect on May 2, 2023 and is scheduled to continue in effect until May 1, 2024, unless terminated earlier in accordance with its terms.

Additional information about the Plan will be available on a Form 8-K to be filed by Upland with the Securities and Exchange Commission (the “SEC”).

About Upland Software

Upland helps global businesses accelerate digital transformation with a powerful cloud software library that provides choice, flexibility, and value. Our growing library of products delivers the “last mile” plug-in processes, reporting, and job specific workflows that major cloud platforms and homegrown systems don’t provide. We focus on specific business challenges and support every corner of the organization, operating at scale and delivering quick time to value for our ~1,800 enterprise customers. To learn more, visit www.uplandsoftware.com.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or our future financial or operating performance, including our guidance related to future performance, and are subject to substantial risks, uncertainties and assumptions. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments we may make. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as “anticipate,” “believe,” “may,” “will,” “continue,” “seek,” “estimate,” “intend,” “hope,” “predict,” “could,” “should,” “would,” “project,” “plan,” “expect” or the negative or plural of these words or similar expressions, although not all forward-looking statements contain these words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but are not limited to our financial performance and our ability to achieve or sustain profitability or predict future results; our plans regarding future acquisitions and our ability to consummate and integrate acquisitions; our ability to expand our go to market operations, including our marketing and sales organization, and successfully increase sales of our products; our ability to obtain financing in the future on acceptable terms or at all; our expectations with respect to revenue, cost of revenue and operating expenses in future periods; our expectations with regard to revenue from perpetual licenses, usage fees and professional services; our ability to adapt to macroeconomic factors impacting the global economy, including foreign currency exchange risk, inflation and supply chain constraints; our ability to attract and retain customers; our ability to successfully enter new markets and manage our international expansion; our ability to comply with privacy laws and regulations; our ability to deliver high-quality customer service; our plans regarding, and our ability to effectively manage, our growth; maintaining our senior management team and key personnel; the performance of our resellers; our ability to adapt to changing market conditions and competition;

our ability to adapt to technological change and continue to innovate; global economic and financial market conditions and uncertainties; the growth of demand for cloud-based, digital transformation applications; our ability to integrate our applications with other software applications; maintaining and expanding our relationships with third parties; costs associated with defending intellectual property infringement and other claims; our ability to maintain, protect and enhance our brand and intellectual property; our expectations with regard to trends, such as seasonality, which affect our business; impairments to goodwill and other intangible assets; our beliefs regarding how our applications benefit customers and what our competitive strengths are; the operation, reliability and security of our third-party data centers; the risk that we did not consider another contingency included in this list; our expectations as to the payment of dividends; and factors that could affect our business and financial results identified in Upland’s filings with the SEC, including Upland’s most recent 10-K filed with the SEC. Additional information will also be set forth in Upland’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. Additional information will also be set forth in Upland’s future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland’s views as of the date of this press release, and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

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Investor Relations Contact:
Mike Hill
investor-relations@uplandsoftware.com
512-960-1031

Media Contact:
Kendell Kelton
media@uplandsoftware.com
678-575-7428